3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-551-1980

March 31, 2013

Dear Shareholder:

The Sound Shore Fund ended March 31st with a net asset value of $38.96 per share. The first quarter total return of 11.60% was ahead of the Standard & Poor’s 500 Index (“S&P 500”) and below the Dow Jones Industrial Average (“Dow Jones”), which returned 10.61% and 11.93%, respectively. Over the ten year period ending March 31, 2013, the Fund gained 9.07% which compared favorably with the S&P 500 and the Dow Jones, which had positive returns of 8.53% and 8.94%, respectively.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s 1, 5, 10, and 15-year average annual total returns for the period ended March 31, 2013 were 15.86%, 4.53%, 9.07%, and 5.10%, respectively. As stated in the current prospectus, the Fund’s annual operating expense ratio is 0.94%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

During the first quarter of 2013, U.S. stock markets followed through on last year’s strong performance aided by housing and sturdy corporate profits. Most of the broad indices posted double-digit gains and achieved record high prices despite relatively defensive leadership from the health care, consumer staples, and utility sectors. Throughout the quarter, politicians around the world did much to rattle investors, but in the end the U.S. fiscal cliff became a graduated stair step and Cyprus and Italy served as reminders that much work remains for Europe and its banks. Meanwhile, Sound Shore Management executed on the same investment process that has served us well since 1978: Identify stocks at attractive valuations, both absolute and relative to norm, and then use extensive company-specific research to anticipate earnings and cash flow improvement.

Our work is finding an increasingly common thread: Companies striving to better balance cash flows between expansion capital and shareholder yield (dividends plus share repurchase). Global pharmaceutical leader Pfizer Inc., a strong first quarter contributor and a long-term holding that has beaten the Standard & Poor’s 500 Index by almost 60% since mid-2010, provides a great case study of this advancing shareholder awareness. We started our Pfizer position when it was valued below norm at 11 times earnings and when concerns about patents were obscuring its initiatives to build value through more efficient capital spending and focused research and development. Pfizer’s strong returns reflect management both delivering on these financial milestones and taking significant further action: Retiring over 10% of its shares and raising its dividend 30% since 2011, unlocking value through the sale of its animal health and consumer segments, and now discussions of a broader corporate split along growth and cash cow lines. As we have seen with prior investments including Abbott, Marathon, and Sunoco, after managements discover the benefits of maximizing value, it often becomes habit forming.

Other strong first quarter contributors included biotechnology tool producer Life Technologies Corp., custody bank State Street Corp., and air carrier Southwest Airlines Co., all of which gained more than 25%. Life advanced after announcing a strategic review amid reports of a potential buyout. State Street rose following a strong report card from the Federal Reserve’s “stress test” process, which also included a significant share repurchase. And Southwest was higher due to better than expected pricing that reflects the significant rationalization in industry capacity.

Meanwhile, Newmont Mining Corp. and Capital One Financial Corp. were detractors for the period, though each declined less than 10%. Newmont pulled back with gold prices and a lower first quarter production outlook. And credit card issuer Capital One was down following an asset sale that investors viewed as disappointing, though we believe it has minimal impact to the company’s long-term earning power.

Despite the first inflows to equity funds in two years during the quarter, we still detect mostly skepticism toward stocks. The S&P 500 price-earnings multiple remains below its long-term average despite an attractive dividend of 2.1% that exceeds the 10-Year Treasury coupon. Now in our 35th year, Sound Shore Management remains focused and dedicated to finding company-specific drivers that will lead us to more opportunities. It’s hard work, but as Ben Hogan once said, “The secret is in the dirt,” and we intend to keep digging. Your portfolio’s attractive valuation of 12.6 times earnings and better than market earnings growth prospects reflects this diligence in practice.

As always, thank you for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 3/31/13:    Abbott Laboratories: 0.00%; Capital One Financial Corp.: 2.42%; Life Technologies Corp.: 2.30%; Marathon Oil Corp.: 0.00%; Newmont Mining Corp.: 1.26%; Pfizer Inc.: 2.58%; Southwest Airlines Co.: 2.59%; State Street Corp.: 2.25%; and Sunoco Inc.: 0.00%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

The views in this letter were those of the Fund managers as of 3/31/13 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

MARCH 31, 2013 (Unaudited)

	Share Amount	Market Value
Common Stocks (97.7%)
Consumer Discretionary (8.7%)
Comcast Corp., Class A	879,300	$36,939,393
DIRECTV †	590,200	33,411,222
Lowe’s Companies, Inc.	901,200	34,173,504
Time Warner, Inc.	639,200	36,830,704

		141,354,823

Consumer Staples (4.9%)
CVS Caremark Corp.	749,400	41,209,506
Procter & Gamble Co.	491,500	37,874,990

		79,084,496

Diversified Financials (14.7%)
Bank of America Corp.	3,570,600	43,489,908
Capital One Financial Corp.	711,400	39,091,430
Citigroup, Inc.	856,500	37,891,560
Invesco, Ltd.	1,473,200	42,663,872
State Street Corp.	616,800	36,446,712
The Charles Schwab Corp.	2,180,400	38,571,276

		238,154,758

Energy (7.4%)
BP PLC Sponsored ADR	1,047,200	44,348,920
Devon Energy Corp.	716,500	40,424,930
Weatherford International, Ltd. †	2,891,300	35,100,382

		119,874,232

Health Care (11.2%)
Cardinal Health, Inc.	869,700	36,196,914
Life Technologies Corp. †	576,000	37,226,880
Thermo Fisher Scientific, Inc.	563,500	43,102,115
UnitedHealth Group, Inc.	497,700	28,473,417
WellPoint, Inc.	543,400	35,989,382

		180,988,708

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013 (Unaudited)

	Share Amount	Market Value
Industrials (8.0%)
Fluor Corp.	27,900	$1,850,607
General Electric Co.	1,888,100	43,652,872
Republic Services, Inc.	1,259,400	41,560,200
Southwest Airlines Co.	3,106,200	41,871,576

		128,935,255

Insurance (8.2%)
American International Group, Inc. †	1,184,900	45,997,818
Aon PLC	731,100	44,962,650
Marsh & McLennan Cos., Inc.	1,084,900	41,193,653

		132,154,121

Materials (5.6%)
E.I. du Pont de Nemours & Co.	820,000	40,311,200
Newmont Mining Corp.	486,100	20,362,729
Owens-Illinois, Inc. †	1,154,400	30,764,760

		91,438,689

Pharmaceuticals (14.0%)
Hospira, Inc. †	1,133,100	37,199,673
Merck & Co., Inc.	924,800	40,903,904
Novartis AG ADR	630,900	44,945,316
Pfizer, Inc.	1,446,800	41,754,648
Sanofi SA ADR	886,800	45,297,744
Teva Pharmaceutical ADR	401,300	15,923,584

		226,024,869

Technology (12.6%)
Applied Materials, Inc.	2,271,400	30,618,472
Flextronics International, Ltd. †	5,895,100	39,850,876
Google, Inc., Class A †	53,350	42,361,500
Microsoft Corp.	1,577,600	45,135,136
Texas Instruments, Inc.	1,276,100	45,276,028

		203,242,012

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

MARCH 31, 2013 (Unaudited)

	Share Amount	Market Value
Utilities (2.4%)
AES Corp.	3,033,400	$38,129,838

Total Common Stocks (cost $1,205,983,843)		$1,579,381,801

Short-Term Investments (2.1%)
Money Market Fund (2.1%)
Western Asset Institutional U.S. Treasury Fund, 0.02% (a)	34,050,382	$34,050,382

Total Money Markets (cost $34,050,382)		$34,050,382
Total Investments (99.8%) (cost $1,240,034,225) *		$1,613,432,183
Other Assets less Liabilities (0.2%)		3,820,923

Net Assets (100.0%)		$1,617,253,106

†	Non-income producing security
(a)	Rate disclosed is as of March 31, 2013.

ADR — American Depositary Receipt

PLC — Public Limited Company

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$382,395,905
Gross Unrealized Depreciation	(8,997,947)

Net Unrealized Appreciation	$373,397,958

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS

MARCH 31, 2013 (Unaudited)

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital.

2.    Significant Accounting Policies

This Schedule of Investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a.  Security Valuation

Exchange traded securities, including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed-income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at net asset value (“NAV”). Short term instruments with remaining maturities of 60 days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Directors if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

MARCH 31, 2013 (Unaudited)

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed-income securities and short-term instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of March 31, 2013:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stocks	$1,579,381,801	$—	$—	$1,579,381,801
Short-Term Investments	34,050,382	—	—	34,050,382

Total Investments	$1,613,432,183	$—	$—	$1,613,432,183

At March 31, 2013, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by industry type.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels for the three months ended March 31, 2013, based on the valuation input Levels on December 31, 2012.

b.  Security Transactions

Security transactions are recorded on a trade date basis.

3.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Fund Counsel

Dechert LLP

New York, New York

Counsel to the Independent Directors

Wilmer Cutler Pickering Hale

and Dorr, LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

New York, New York

107-QR-0313

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders

(Unaudited)

MARCH 31, 2013